                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) September 30, 2008

                   CONSOLIDATED CAPITAL PROPERTIES IV, LP

           (Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 99% interest in ConCap River’s Edge Associates, Ltd., a Texas limited partnership (the “Partnership”).  The Partnership owned River’s Edge Apartments (“River’s Edge”), a 120-unit apartment complex located in Auburn, Washington.  On September 30, 2008, the Partnership sold River’s Edge to a third party, Hamilton Zanze and Company, a California corporation (the “Purchaser”).  The total sales price for River’s Edge was $9,850,000.   The Registrant continues to own and operate four other investment properties.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the sale proceeds will be available to distribute to the Registrant’s limited partners.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if River’s Edge had been sold on January 1, 2007.  The following also excludes the operations of both Citadel Village and Village East, which were previously sold (as reported on June 26, 2008) and the operations of Foothill Place, which was previously sold (as reported on June 6, 2008).

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended June 30, 2008, and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

June 30, 2008

All other assets	$ 5,018
Investment properties, net	54,731
Total Assets	$ 59,749

All other liabilities	$ 6,118
Mortgage notes payable	46,605
Partners’ capital	7,026
Total Liabilities and Partners’ Capital	$ 59,749

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Six Months Ended	Year Ended

June 30, 2008

December 31, 2007

Total revenues	$6,528	$13,939
Total expenses	6,825	13,209
Net (loss) income	$ (297)	$ 730
Net (loss) income per limited partnership unit	$(0.83)	$ 2.04

(d)   Exhibits.

10.142      First Amendment to Purchase and Sale Contract between ConCap River’s Edge Associates, Ltd., a Texas limited partnership, and Hamilton Zanze and Company, a California corporation, dated September 15, 2008.

10.143      Second Amendment to Purchase and Sale Contract between ConCap River’s Edge Associates, Ltd., a Texas limited partnership, and Hamilton Zanze and Company, a California corporation, dated September 25, 2008.

10.144      Third Amendment to Purchase and Sale Contract between ConCap River’s Edge Associates, Ltd., a Texas limited partnership, and Hamilton Zanze and Company, a California corporation, dated September 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV, LP

By:   ConCap Equities, Inc.

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: October 6, 2008